UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2017

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5818 El Camino Real, Carlsbad, CA		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 431-9286

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Private Placement and Securities Purchase Agreement

On March 22, 2017, Alphatec Holdings, Inc. (“the Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional and accredited investors (collectively, the “Purchasers”), including certain directors and executive officers of the Company, providing for the sale by the Company of 1,809,628 shares (the “Common Shares”) of its common stock (the “Common Stock”) at a purchase price of $2.00 per share, 15,245 shares (the “Preferred Shares,” and together with the Common Shares, the “Shares”) of newly designated Series A Convertible Preferred Stock (the “Series A Convertible Preferred Stock”) at a purchase price of $1,000 per share (which Preferred Shares are convertible into approximately 7,622,372 shares of Common Stock, subject to limitations on conversion until the approval by the Company’s stockholders (“Stockholder Approval”) as required in accordance with the NASDAQ Global Select Market rules as further described below), and warrants to purchase up to 9,432,000 shares of its Common Stock at an exercise price of $2.00 per share (the “Warrants”), in a private placement (the “Private Placement”). The Warrants will become exercisable following Stockholder Approval, are subject to certain ownership limitations, and expire five years after the date of such Stockholder approval.

The aggregate gross proceeds for the Private Placement will be approximately $18.9 million. The Company intends to use the net proceeds from the Private Placement for general corporate and working capital purposes. The Private Placement is expected to close on or about March 28, 2017 (the “Closing”), subject to the satisfaction of customary closing conditions.

Certain directors and executive officers of the Company agreed to purchase an aggregate of $2.35 million of shares of Series A Convertible Preferred Stock, which shares are convertible into approximately 1,175,000 shares of Common Stock, and Warrants to purchase up to 1,175,000 shares of Common Stock.

Pursuant to the terms of the Purchase Agreement, from the Closing until the later of 90 days after the effective date of the Resale Registration Statement (as defined below) or the date of Stockholder Approval, the Company is prohibited from issuing, or entering into any agreement to issue, or announcing the issuance or proposed issuance of, any shares of Common Stock or Common Stock equivalents, subject to certain permitted exceptions.

The Private Placement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Each of the Purchasers represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D, and was acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by the Company or its representatives.

The securities sold and issued in the Private Placement will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements.

Series A Convertible Preferred Stock

A total of 15,245 shares of Series A Convertible Preferred Stock will be authorized for issuance under a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of the Company (the “Certificate of Designation”), to be filed with the Secretary of State of the State of Delaware in connection with the Closing. The shares of Series A Convertible Preferred Stock have a stated value of $1,000 per share and will be convertible into approximately 500 shares of the Company’s Common Stock. Until the date that Stockholder Approval is obtained, the Certificate of Designation limits the number of shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock such that, when aggregated with the shares of Common Stock issued at the Closing, such issuances shall not exceed 19.99% of the Company’s issued and outstanding Common Stock, as required by the rules and regulations of the NASDAQ Global Select Market. In addition, the Company’s directors and officers will be unable to convert shares of Series A Convertible Preferred Stock until Stockholder Approval is obtained, pursuant to the NASDAQ Global Select Market rules.

The Series A Convertible Preferred Stock will be entitled to dividends on an as-if-converted basis in the same form as any dividends actually paid on shares of Common Stock or other securities.

Shares of a holder of Series A Convertible Preferred Stock shall not be converted if, after giving effect to the conversion, such holder and its affiliated persons would own beneficially more than 4.99% of the Common Stock (subject to adjustment up to 9.99% solely at the holder’s discretion upon 61 days’ prior notice to the Company or, solely as to a holder, if such limitation is waived by such holder upon execution of the Purchase Agreement). The initial conversion price of $2.00 is subject to appropriate adjustment in the event of a stock split, stock dividend, combination, reclassification or other recapitalization affecting the Common Stock. In addition, for a period ending on the earlier of one year from effective date of the Resale Registration Statement or the date on which there are no shares of Series A Convertible Preferred Stock outstanding, the conversion price is also subject to full ratchet anti-dilution protection in the event the Company issues securities at an effective price less than the initial conversion price, subject to certain exceptions.

Pursuant to the NASDAQ Global Select Market rules, holders of Series A Convertible Preferred Stock will not be entitled to cast votes as to the approval of the conversion feature with respect to any shares of Common Stock purchased under the Purchase Agreement. If the Company’s stockholders do not approve the conversion feature of the Series A Convertible Preferred Stock, the shares of Series A Convertible Preferred Stock will not become convertible, and will remain outstanding in accordance with the terms of the Certificate of Designation.

Except as otherwise required by law, the holders of Series A Convertible Preferred Stock will have no right to vote on matters submitted to a vote of the Company’s stockholders. Without the prior written consent of 75% of the outstanding shares of Series A Convertible Preferred Stock, however, the Company may not: (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend the Certificate of Designation, (b) amend the Company’s certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series A Convertible Preferred Stock, (c) increase the number of authorized shares of Series A Convertible Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

In the event of the dissolution and winding up of the Company, the proceeds available for distribution to the Company’s stockholders shall be distributed pari passu among the holders of the shares of Common Stock and Series A Convertible Preferred Stock, pro rata based upon the number of shares held by each such holder, as if the outstanding shares of Series A Convertible Preferred Stock were convertible, and were converted, into shares of Common Stock.

Registration Rights Agreement

In connection with the Private Placement, the Company agreed to enter into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, to be effective as of the Closing. Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a registration statement (the “Resale Registration Statement”) with the SEC within 30 days after the Closing for purposes of registering the resale of the Common Shares, the shares of Common Stock issuable upon conversion of the Preferred Shares, and the shares of Common Stock issuable upon exercise of the Warrants. The Company also agreed to use its reasonable best efforts to cause this registration statement to be declared effective by the SEC within 60 days after the Closing (90 days in the event the registration statement is reviewed by the SEC). If the Company fails to meet the specified filing deadlines or keep the Resale Registration Statement effective, subject to certain permitted exceptions, the Company will be required to pay liquidated damages to the Purchasers. The Company also agreed, among other things, to indemnify the selling holders under the registration statements from certain liabilities and to pay all fees and expenses incident to the Company’s performance of or compliance with the Registration Rights Agreement.

Support Agreements

Prior to and as a condition for the Closing, certain stockholders of the Company will enter into support agreements (the “Support Agreements”), pursuant to which such stockholders will agree to vote all shares of Common Stock owned by them in favor of transactions contemplated by the Purchase Agreement. The Support Agreements will terminate on the earlier of (i) the termination of the Purchase Agreement pursuant to its terms or (ii) the date that is five days following the stockholders meeting at which Stockholder Approval is obtained.

Engagement Letter

The Company also entered into an engagement letter (the “Engagement Letter”) on March 1, 2017 with H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which Wainwright agreed to serve as exclusive placement agent for the issuance and sale of the securities in the Private Placement. The Company has agreed to pay Wainwright an aggregate fee equal to 7% of the gross proceeds received by the Company from the sale of the securities in the transaction; provided, however, that such fee will be reduced to 3.5% of the gross proceeds received by the Company from the sale of the securities in the Private Placement made to the Company’s officers and directors and their affiliates. Pursuant to the Engagement Letter, the Company also agreed to grant to Wainwright or its designees warrants to purchase up to 5% of the aggregate number of shares sold in the Private Placement (the “Wainwright Warrants”). The Engagement Letter has a six month tail and right of first offer period, indemnity and other customary provisions for transactions of this nature. The Wainwright Warrants have substantially the same terms as the Warrants, except that the Wainwright Warrants will have an exercise price equal to 125% of the exercise price of the Warrants. The Wainwright Warrants and the shares issuable upon exercise of the Wainwright Warrants will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws. The Company will also pay Wainwright a reimbursement for non-accountable expenses, including legal fees and expenses of the placement agent in an amount up to $65,000.

Transaction Documents

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing description of the Private Placement and the Purchase Agreement, the Warrants, the Certificate of Designation, the Registration Rights Agreement, the Engagement Letter and the Support Agreement is qualified in its entirety by reference to the Purchase Agreement, the form of Warrant, the form of Certificate of Designation, the form of Registration Rights Agreement, the Engagement Letter and the form of Support Agreement, which are filed hereto as Exhibits 10.1, 4.1, 3.1, 4.2, 10.2, and 10.3 respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The information regarding the Private Placement, the issuance of the Shares, the Warrants and the Wainwright Warrants included under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Prior to the scheduled Closing described in Item 1.01 above, the Company intends to amend its restated certificate of incorporation by filing with the Secretary of State of the State of Delaware the Certificate of Designation. The description of the rights and preferences of the Series A Convertible Preferred Stock in Item 1.01 of this Current Report is incorporated herein by reference.

Item 7.01 Other Events.

On March 23, 2017, the Company issued a press release announcing the Private Placement, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company cautions investors that there can be no assurance that actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Forward looking statements include statements regarding the Company’s expectations on the completion, timing and size of the Private Placement and the anticipated use of proceeds therefrom. The important factors that could cause actual operating results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to, risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the Private Placement and other risks and uncertainties inherent in the Company’s business, including those detailed from time to time in the Company’s reports that it files with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, filed on March 15, 2016 with the Securities and Exchange Commission, and its Amended Annual Report on Form 10-K/A filed on April 29, 2016, as well as its Quarterly Reports on Form 10-Q and periodic filings on Form 8-K. The words “believe,” “will,” “should,” “expect,” “intend,” “estimate” and “anticipate,” variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Form of Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of Alphatec Holdings, Inc.

4.1	Form of Warrant

4.2	Form of Registration Rights Agreement

10.1	Securities Purchase Agreement dated as of March 22, 2017, between Alphatec Holdings, Inc. and each purchaser named in the signature pages thereto

10.2	Engagement Letter between Alphatec Holdings, Inc. and Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC, dated as of March 1, 2017

10.3	Form of Support Agreement

99.1	Press Release issued by Alphatec Holdings, Inc. on March 23, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATEC HOLDINGS, INC.

Date: March 23, 2017	By:	/s/ Craig Hunsaker, Esq.
	Name:	Craig Hunsaker, Esq.
	Title:	Executive Vice President, People & Culture and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Form of Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of Alphatec Holdings, Inc.

4.1	Form of Warrant

4.2	Form of Registration Rights Agreement

10.1	Securities Purchase Agreement dated as of March 22, 2017, between Alphatec Holdings, Inc. and each purchaser named in the signature pages thereto

10.2	Engagement Letter between Alphatec Holdings, Inc. and Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC, dated as of March 1, 2017

10.3	Form of Support Agreement

99.1	Press Release issued by Alphatec Holdings, Inc. on March 23, 2017